UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                              SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a)
                 of the Securities Exchange Act of 1934


Filed by the Registrant [X ]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_]CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
14A-6(E)(2))

[ ] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             ENTROPIN, INC.
        --------------------------------------------------------
            (Name of Registrant as Specified In Its Charter)

        ---------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:



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
                             ENTROPIN, INC.
                           45926 Oasis Street
                             Indio, CA 92201


                             May [   ], 2000


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Entropin, Inc. (the "Company") on June 14, 2000 at 8:00 A.M. Mountain Daylight Time. The meeting will be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Co 80202.

     The accompanying Notice of Meeting and Proxy Statement describe the matters to be considered and voted upon at the Meeting. In addition to consideration of these matters, there will be a report to the Shareholders on the affairs of the Company, and Shareholders will have an opportunity to discuss matters of interest regarding the Company.

     It is important that your shares be represented, whether or not you plan to attend the Meeting personally. To ensure that your vote will be received and counted, please promptly complete, date and return your proxy in the enclosed return envelope, whether or not you plan to attend the meeting in person.

     We look forward to seeing you at the Annual Meeting.

                              Sincerely,


                              ______________________________________
                              Higgins D. Bailey
                              Chairman of the Board

                             ENTROPIN, INC.
                           45926 Oasis Street
                             Indio, CA 92201
___________________________________________________________________________
                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To be held on June 14, 2000
___________________________________________________________________________
                                                            May [ ], 2000
TO THE SHAREHOLDERS OF ENTROPIN, INC.:

     NOTICE is hereby given that the Annual Meeting of Shareholders of Entropin, Inc., a Colorado corporation (the "Company"), will be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Co 80202, on Wednesday, June 14, 2000, at 8:00 A.M. Mountain Daylight Time, to consider and take action on the following matters:

     1. A proposal to amend the Articles of Incorporation to modify the lengths of the terms of the directors of the Company;

     2. To elect seven directors to such terms as will be required by the Articles of Incorporation as may be amended by proposal 1, above;

     3. A proposal to ratify the 1998 Compensatory Stock Plan and an amendment increasing the maximum aggregate number of shares reserved for issuance thereunder to 500,000 shares of Common Stock;

     4. To ratify the selection of Causey Demgen & Moore, Inc. as independent auditors of the Company for the year ending December 31, 2000; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The statement of the proposals of the Board of Directors set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on May 9, 2000, as the record date for the determination of Shareholders entitled to notice of the Annual Meeting and entitled to vote at this Annual Meeting and at any continuation, postponement or adjournment thereof.

                                   By Order of the Board of Directors


                                   Higgins D. Bailey, Chairman of the Board

                             ENTROPIN, INC.
                           45926 Oasis Street
                             Indio, CA 92201
___________________________________________________________________________
                             PROXY STATEMENT
___________________________________________________________________________
                             TABLE OF CONTENTS

Schedule 14(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Shareholder Letter . . . . . . . . . . . . . . . . . . . . . . . . . 3
Notice of Annual Meeting of Shareholders . . . . . . . . . . . . . . 4
Proxy Statement. . . . . . . . . . . . . . . . . . . . . . . . . . . 5
Information Concerning Solicitation and Voting . . . . . . . . . . . 5
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Revocability of Proxy . . . . . . . . . . . . . . . . . . . . . 5
     Solicitation. . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Voting Securities and Principal Shareholders. . . . . . . . . . 6
Proposal 1:   PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
              TO MODIFY THE LENGTH OF TERMS FOR THE DIRECTORS
              OF THE COMPANY . . . . . . . . . . . . . . . . . . . . 8
Proposal 2:   ELECTION OF DIRECTORS. . . . . . . . . . . . . . . . .10
     Directors and Executive Officers. . . . . . . . . . . . . . . .13
     Summary Compensation Table. . . . . . . . . . . . . . . . . . .14
     Related Party and Other Material Transactions . . . . . . . . .17
     Section 16(a) Beneficial Ownership Reporting Compliance . . . .18
Proposal 3:   RATIFICATION OF THE 1998 COMPENSATORY STOCK
              PLAN AND AN AMENDMENT INCREASING THE MAXIMUM
              AGGREGATE NUMBER OF SHARES RESERVED FOR
              ISSUANCE THEREUNDER TO 500,000 SHARES
              OF COMMON STOCK. . . . . . . . . . . . . . . . . . . .18
Proposal 4:   RATIFICATION OF SELECTION OF
              INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . .20
Financial Statements and Information . . . . . . . . . . . . . . . .20
Shareholder Proposals to be Presented at the Next Annual Meeting . .20
Transaction of Other Business. . . . . . . . . . . . . . . . . . . .21

Exhibits
     Audit Committee Charter
     1998 Compensatory Stock Plan
     10-KSB

             INFORMATION CONCERNING SOLICITATION AND VOTING

                               GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Entropin, Inc., a Colorado corporation (the "Company" or "Entropin"), for use at the Annual Meeting of Shareholders to be held on Wednesday, June 14, 2000, at 8:00 A.M., Mountain Daylight Time (the "Annual Meeting"), or at any continuation, postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Co 80202. The Proxy and Proxy statement will be mailed to Shareholders on or about [MAILING DATE].

                          REVOCABILITY OF PROXY

     If the enclosed Proxy is executed and returned, it will be voted on the proposals as indicated by the shareholder. The Proxy may be revoked by the shareholder at any time prior to its use by notice in writing to the Secretary of the Company, by executing a later dated proxy and delivering it to the Company prior to the meeting or by voting in person at the meeting.

                              SOLICITATION

     The cost of preparing, assembling and mailing the Notice of Meeting, Proxy Statement and Proxy (the "Proxy Materials"), miscellaneous costs with respect to the Proxy Materials and solicitation of the Proxies will be paid by the Company. The Company also may use the services of its directors, officers and employees to solicit Proxies, personally or by telephone and telegraph, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold such shares and request authority for the execution of the Proxies. The Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

              VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     Shareholders of record at the close of business on May 9, 2000, will be entitled to vote on all matters. On the record date the Company had 9,382,280 shares of Common Stock ($.001 par value) (the "Common Stock") outstanding. The holders of the Common Stock are entitled to one vote per share. The Company has no classes of voting securities outstanding other than its Common Stock. One-third of the issued and outstanding shares of all classes of voting securities entitled to vote, represented in person or by proxy, constitutes a quorum at any Shareholders' meeting. Broker non-votes and abstentions will be counted for purposes of determining a quorum; however, they will not be counted as votes cast. Therefore, such votes will not have the effect of a negative vote or a vote against any proposal.

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
     The following table sets forth certain information regarding the holdings of Common Stock (1) by each person who, as of May 1, 2000 holds of record or is known by us to hold beneficially or of record, more than 5% of our Common Stock, (2) by each executive officer and director, and (3) by all officers and directors as a group. The address of each person is our address at 45926 Oasis Street, Indio, California 92201. The beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable on exercise of currently exercisable or convertible securities or securities exercisable or convertible within 60 days after the record date are deemed beneficially owned and outstanding for computing the percentage owned by the person holding such securities, but are not considered outstanding for computing the percentage of any other person.


                                          Number of        Percentage of
                                           Shares             Shares
                                        Beneficially       Beneficially
Name of Beneficial Owners                  Owned              Owned
-------------------------                  -----              -----


Thomas G. Tachovsky                            -0- (1)          *

Higgins D. Bailey                        1,544,926 (2)        16.0

Thomas T. Anderson                       1,404,093 (3)        15.0

Caroline T. Somers                         822,793             8.8

James E. Wynn                              492,751 (4)         5.2

Daniel L. Azarnoff                          87,777 (5)         0.9

Donald Hunter                              566,333 (6)         5.8

Wilson Benjamin                             90,833 (7)         1.0

Joseph R. Ianelli                            8,333 (8)          *

All directors and executive
officers as a group (7 persons)          2,790,953            27.3
___________________
*    Less than 1/10 of 1%.
(1) Does not include up to 400,000 shares issuable upon exercise of stock options, none of which are vested.
(2) Includes 1,279,093 shares owned in joint tenancy with Shirley A. Bailey, the spouse of Dr. Bailey, and 265,833 shares that are issuable upon exercise of stock options.
(3) Held of record by Dr. Bailey as security for a loan made by Dr. Bailey to Mr. Anderson.
(4) Represents 401,085 shares which are owned in joint tenancy with Joyce Wynn, the spouse of Dr. Wynn, 45,000 shares held solely by Joyce Wynn, and 46,666 shares that are issuable upon exercise of stock options.
(5) Represents the following shares issuable upon exercise of stock options: options to purchase 43,333 shares granted to Dr. Azarnoff; and, options to purchase an aggregate of 133,332 shares granted to Western Center for Clinical Studies, which are fully vested, of which 44,444 shares are attributable to Dr. Azarnoff who owns 1/3 of the voting shares.
(6) Of these shares, 35,500 shares are held in the name of Deloras Decker Hunter, Trustee of the Deloras Decker Hunter Generation Skipping Trust. Deloras Decker Hunter is the spouse of Mr. Hunter and Mr. Hunter is deemed to have voting control over these 35,500 shares. In addition, includes 450,833 shares that are issuable upon exercise of stock options.
(7) Includes 28,333 shares that are issuable upon exercise of stock options.
(8)  Represents shares issuable upon exercise of stock options.


                               PROPOSAL 1
             PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
     TO MODIFY THE LENGTH OF TERMS FOR THE DIRECTORS OF THE COMPANY


     The Board of Directors has voted to authorize an amendment to Article IV of the Company's Articles of Incorporation and to recommend such
proposed amendment to the Shareholders for adoption.   Although this
proposal may have the effect of discouraging a holder of a large block of the Company's securities from attempting a merger, tender offer, proxy contest, or other assumption of control with or for the Company or the removal of incumbent management, the Company is not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of the Common Stock, and the proposed amendment to the Company's Articles of Incorporation is not in response to any specific effort to do so. The purpose of Proposal 1 is to enhance continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board. If this proposal is adopted by the Shareholders,
Article IV of the Articles of Incorporation will be amended to add following paragraph:

          Classification of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2001 annual meeting of Shareholders; the term of the initial Class II directors shall terminate on the date of the 2002 annual meeting of Shareholders; and the term of the initial Class III directors shall terminate on the date of the 2003 annual meeting of Shareholders. At each meeting of Shareholders beginning in 2001, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease in directorships shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office until the next election of directors of such class by the Shareholders, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Directors shall hold office until the annual meeting for the year in which their terms expire and until their successors shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, howsoever resulting, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director elected to fill a vacancy shall hold office until the next election of directors of such class by the Shareholders.

     This proposal provides for three classes of directors, each consisting as nearly as possible of one-third of the Board and for one-third of the Board to be elected each year. However, members of all three classes would be elected initially at the Annual Meeting. If this proposal is approved and the slate of seven directors proposed for election at the Annual
Meeting are elected, they would be elected in three separate classes as follows: two "Class I Directors" would be elected for a term expiring at the 2001 Annual Meeting; three "Class II Directors" would be elected for a term expiring at the 2002 Annual Meeting; and two "Class III Directors" would be elected for a term expiring at the 2003 Annual Meeting. At each annual meeting after the Meeting, only directors of the class whose term is expiring would be voted upon, and upon election each such director would serve a three-year term. Currently, the Company's Articles of Incorporation provide that the number of directors of the Company shall be fixed by the by-laws, and the by-laws provide that the number shall never be less than three or more than seven. Subject to Colorado law, this proposal expressly delegates to incumbent directors sole power to fill vacancies whether occurring by an increase in the number of directors or otherwise. A director elected to fill a vacancy would hold office for the unexpired portion of the term of the director who was being replaced. A director elected to fill a newly created directorship would hold office until the next election for the class to which that director was elected.
If the size of the Board is increased, the additional directors would be apportioned among the three classes of directors to keep all such classes as nearly equal as possible. The Board of Directors believes that the adoption of this proposal is advantageous to the Company and its Shareholders for a number of reasons. Providing that directors will serve three year terms rather than one year terms, will enhance continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board. Public companies are potentially subject to attempts by various individuals and entities to acquire significant minority positions in the company with the intent either of obtaining actual control of the company by electing their own slate of directors, or of achieving some other goal, such as the repurchase of their shares by the company at a premium. Public companies also are potentially subject to inadequately priced or coercive bids for control through majority share ownership. These prospective acquirers may be in a position to elect a company's entire board of directors through proxy contest or otherwise, even though they do not own a majority of the company's then outstanding shares at the time. If this proposal is approved, a majority of the Company's directors could not be removed by such persons until two annual meetings of Shareholders have occurred, unless such removal was for cause and the requisite vote was obtained. By providing this additional time to the Board of Directors and eliminating the possibility of rapid removal of the Board, the directors of the Company will have the necessary time to most effectively satisfy their responsibility to the Company's Shareholders to evaluate any proposal and to assess and develop alternatives without the pressure created by the threat of imminent removal. The Board believes that this will permit it to more effectively represent the interests of all Shareholders, including responding to demands or actions by any shareholder or group. This proposal may discourage potential purchasers because its provisions would operate to delay the purchaser's ability to obtain control of the Board of Directors, since it will generally take a purchaser two annual meetings of Shareholders to elect a majority of the Board. The
Board has no knowledge of any present effort to gain control of the Company or to organize a proxy contest. However, the Board believes that adopting this proposal is prudent, advantageous and in the best interests of Shareholders because it will give the Board more time to fulfill its responsibilities to

Shareholders and, it will provide greater assurance of continuity and stability in the composition and policies of the Board of Directors. The Board also believes such advantages outweigh any disadvantage relating to discouraging potential acquirers from attempting to obtain control of the Company. Approval of this proposal requires an affirmative vote of holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote in person or by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS BELIEVES THAT PROPOSAL 1 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 1.

     It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.


                               PROPOSAL 2
                          ELECTION OF DIRECTORS

     Seven directors will be elected at the Annual Meeting. If the Shareholders approve Proposal 1, the Board of Directors will be divided into three classes with staggered terms of office. The initial classification of the Board will be as follows: the Class I directors, Daniel L. Azarnoff, M.D. and James E. Wynn, Ph.D., will serve until date of the 2001 Annual Meeting of Shareholders; the Class II directors, Wilson Benjamin, Joseph Ianelli and Donald Hunter, will serve until the date of the 2002 Annual Meeting of Shareholders; and the Class III directors, Higgins D. Bailey, Ed.D. and Thomas G. Tachovsky, Ph.D., will serve until the date of the 2003 Annual Meeting of Shareholders. At each Annual Meeting after 2000, directors will be elected to succeed those directors whose terms then expire, and each person so elected will serve for a three-year term. If Proposal 1 is not approved, directors elected at the Annual Meeting will serve until the date of the 2001 Annual Meeting of Shareholders and until their respective successors are duly elected and shall have qualified.

     Directors are elected by a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.
Shareholders do not have the right to cumulate their votes in the election of directors. If, prior to the Annual Meeting, any nominee should become unavailable for election, an event which currently is not anticipated by the Board, the proxies will be voted for the election of such substitute nominee or nominees as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

     Set forth below is biographical information for each person nominated.

     DANIEL L. AZARNOFF, M.D. joined us as a director in February 1998 and acted as our President on a part-time basis until April 1998. Since 1988, Dr. Azarnoff has been President of D. L. Azarnoff

Associates, a company engaged in consulting for various pharmaceutical and biotechnology companies including Sandoz, Orion Pharma, DeNovo, Inc., Cibus
Pharmaceutical and Cellegy Pharmaceuticals, Inc.   Since August 1998, Dr.
Azarnoff has held a clinical faculty position at Stanford University Medical School. Prior to the time, he held faculty positions at the University of Kansas Medical School, Northwestern University Medical School, the University of Chicago Medical School and St. Louis University School of Medicine. Dr. Azarnoff is a director of Amerimmune, Inc., a publicly held pharmaceutical drug and development company and a director of Western Center for Clinical Studies, Inc. Since June 1999, he has served as Senior Vice President, Medical/Regulatory Affairs for Cellegy Pharmaceutical, Inc. Dr. Azarnoff received a B.S. degree in biology and a M.S. degree in zoology from Rutgers University and a M.D. degree from the University of Kansas Medical School.

     HIGGINS D. BAILEY, Ed.D. joined us as an officer and director in July 1992 and is currently our Chairman of the Board. From July 1995 to December 1996, Dr. Bailey was President and Chief Executive Officer for the Pharmaceutical Educational and Development Foundation at the Medical University of South Carolina, Charleston, South Carolina, which formulates and manufactures pharmaceutical products. Since 1991, he has served as the business manager for Thomas T. Anderson Law Firm, Indio, California. Thomas
T. Anderson is one of our principal Shareholders. Dr. Bailey received a B.A. degree in biology from Eastern Washington University, a M.S. degree in program planning and personnel and a Ed.D. degree in administration and management from the University of California, Berkeley, California.

     WILSON BENJAMIN joined us as a director in February 2000. Since 1992 he has been the President and Chief Executive Officer of Al Fawaris Co. where he is responsible for Al Fawaris' investments and participation in the management of certain of its portfolio companies. Since 1992 he has also served as the Chairman of the Board of Directors and Chief Executive Officer of ATO Ram 2 Ltd. where he is responsible for managing ATO's operations and its investments in public and private companies in the United States, Europe and the Persian Gulf States. Since 1999, he has been the Chairman of the Board of Directors of Arab Commercial TV Co., a cable television broadcasting company. Mr. Benjamin received a B.A. in business administration from Al Hikma University in Baghdad, Iraq.

     DONALD HUNTER joined us as a director and Secretary in February 1998. In May 1999, he resigned as Secretary and was appointed as our Chief Executive Officer and Treasurer. He served as Chief Executive Officer until November 1999 and Treasurer until January 2000. Since 1994, Mr. Hunter has served as a consultant to Entergy Corporation as well as other concerns dealing with mergers and acquisitions and other business matters. From 1991 to 1994, he was senior vice president of Entergy Corporation. Mr. Hunter received a B.S. degree in chemical engineering from Purdue University and a M.S. degree in nuclear engineering from Iowa State University.

     JOSEPH R. IANELLI joined us as a director in February 2000. Since January 1999 he has been the President and Chief Executive Officer of PharmaConnect, Inc. responsible for design and development of an internet website for physicians. Since January 1999 he has also been the

President and Chief Executive Officer of Renaissance Pharmaceuticals, Inc. a development stage company involved in drug delivery technologies. From
1983 to January 1999 he served as the Senior Vice President of Business Development for Astra U.S.A., Inc. where he was responsible for acquisitions and licensing. At Astra, he served on the Executive Committee and was a member of the Management Advisory Board. Mr. Ianelli received a B.A. in Biology from Marist College, a M.A. in Biology from the State University of New York and an M.B.A. from Iona College.

     THOMAS G. TACHOVSKY, Ph.D. joined us as a director, President and Chief Executive Officer in November 1999. Since June 1997 he has held a series of interim senior management positions in development stage bio-pharmaceutical companies including Redox Pharmaceuticals Corporation; Novavax, Inc. and Paracelsian, Inc. From June 1995 to November 1997, he was a director and executive vice-president of Protyde Pharmaceuticals, Inc. From June 1991 to February 1998, he was general partner of MATCO & Associates, a bio-pharmaceutical industry consulting firm for corporate partnering, technology assessment and market valuation. He has held business development positions with Cytogen Corporation and Creative Biomolecules and was a research and development manager with Johnson & Johnson. Dr. Tachovsky received a B.S. degree in biology from Gonzaga University; a M.S. degree in management from Lesley College; and a Ph.D degree in microbiology from the University of Rochester School of Medicine.

     JAMES E. WYNN, Ph.D. joined us as a director in February 1998.   Since
1977, Dr. Wynn has been a Professor and since September 1995, Assistant Dean for Research at the Medical University of South Carolina. Prior to that time, he held various other positions at the University, including Chairman of the Department of Pharmaceutical Sciences, College of Pharmacy and principal investigator for the Drug Bioequivalence Evaluation Program.
 Dr. Wynn received a B.S. degree in pharmacy and a Ph.D. degree in medicinal chemistry from the Medical College of Virginia, Virginia Commonwealth University, Richmond, Virginia.

     THE BOARD OF DIRECTORS BELIEVES THAT PROPOSAL 2 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR DANIEL L. AZARNOFF, M.D. AND JAMES E. WYNN, PH.D. AS CLASS I DIRECTORS; WILSON BENJAMIN, JOSEPH IANELLI AND DONALD HUNTER AS CLASS II DIRECTORS; AND HIGGINS D. BAILEY, ED.D. AND THOMAS G. TACHOVSKY, PH.D. AS CLASS III DIRECTORS, OR IN THE EVENT THAT PROPOSAL 1 IS NOT RATIFIED THE BOARD RECOMMENDS A VOTE FOR DANIEL L. AZARNOFF, M.D., JAMES E. WYNN, PH.D,.WILSON BENJAMIN, JOSEPH IANELLI, DONALD HUNTER, HIGGINS D. BAILEY, ED.D. AND THOMAS G. TACHOVSKY, PH.D. TO SERVE AS DIRECTORS UNTIL THE 2001 ANNUAL MEETING.

     It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such directors unless otherwise instructed in such Proxy.

                    DIRECTORS AND EXECUTIVE OFFICERS

The following table lists the names, ages and positions of our executive officers and directors:


Name                        Age         Position
----                        ---         --------

Thomas G. Tachovsky         53     President, Chief Executive Officer and
                                   Director

Higgins D. Bailey           69     Chairman of the Board

Donald Hunter               66     Vice Chairman of the Board

Pat Kriss                   49     Secretary and Treasurer

Daniel L. Azarnoff          73     Director

James E. Wynn               57     Director

Wilson Benjamin             56     Director

Joseph R. Ianelli           61     Director

Wellington A. Ewen          60     Chief Financial Officer

     All members of the board of directors hold office until the election and qualification of their successors, or until death, resignation or removal. Messrs. Benjamin and Ianelli are independent directors. Officers serve at the discretion of the Board of Directors. Wellington A. Ewen will be resigning as of the date of the Annual Meeting and the Board of Directors intends to appoint Pat Kriss as the new Chief Financial Officer on that date.

                       SUMMARY COMPENSATION TABLE

     The following table provides certain summary information concerning compensation paid to our Chief Executive Officers for the calendar years 1998 and 1999. No officer was paid compensation for services in excess of $100,000 per year for either year.

                                                        Long Term
                                                   Compensation Awards
                                                   -------------------
                                                   Restricted
                              Annual Compensation    Stock    Options &      Other
Name and Position     Year   Salary($)    Bonus($)   Awards      SARs     Compensation
-----------------     ----   ---------    --------   ------      ----     ------------

Thomas G. Tachovsky,  1999    22,051        -0-       -0-        400,000       -0-
President and CEO
since 11/99(1)

Donald Hunter,        1999      -0-         -0-       -0-        217,500       -0-
CEO from 5/99 to 11/99(2)

Higgins D. Bailey     1999    95,833        -0-       -0-          -0-         -0-
Chairman and CEO from
1/98 until 9/98(3)

A. T. Tenenbaum       1999      -0-         -0-       -0-          -0-         -0-
CEO until 1/15/1998

____________________

(1) Dr. Tachovsky received options to purchase 400,000 shares of our Common Stock at $5.00 per share of which 100,000 shares are exercisable upon completion of the first Phase III trial; 150,000 shares upon submission of the NDA and 150,000 shares upon approval of the NDA. The options expire five years from the date they become exercisable.

(2) Mr. Hunter received options to purchase 217,500 shares of our Common Stock at $4.00 per share, exercisable for five years from date of grant, as compensation for services performed for us during the period of July 1, 1998 through November 30, 1999. In August 1999, we also granted Mr. Hunter options to purchase 120,000 shares of our Common Stock, exercisable at $4.00 per share for a period of five years, as a bonus for services rendered.

(3) Dr. Bailey's employment agreement terminated January 15, 1999. During 1999, Dr. Bailey received options to purchase 97,500 shares of our Common Stock at $4.00 per share, exercisable for five years from date of grant, as compensation for services performed for us during the period from January 15, 1999 through September 1, 1999. In August 1999, we also granted Dr. Bailey options to purchase 120,000 shares of our Common Stock, exercisable at $4.00 per share for a period of five years, as a bonus for services rendered.

OPTIONS GRANTED TO DIRECTORS AND EXECUTIVE MANAGEMENT

     In 1998 our directors were granted a total of 240,000 options to purchase Common Stock at $3.00 per share for a period of ten years. In 1998 and 1999 our executive management was granted a total of 610,000 options to purchase Common Stock at $4.00 per share for a period of five years. In 1999 our Chief Executive Officer and President was granted 400,000 options to purchase

Common Stock at $5.00 per share. The options are subject to vesting on performance standards being met and are exercisable for a period of five years.

NON-QUALIFIED STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS DURING 1999

     The following table sets forth certain information regarding grants of stock options to our Executive Officers who received stock options during 1999. The fair value of the option grant was estimated on the date of the grant utilizing the Black-Scholes option pricing model with the following assumptions: 51% to 100% volatility, five year life, risk free rate of return of 5.5% to 6.2% and a 0% dividend yield. None of the following options have been exercised.


                        Number of   % of Total
                        Securities    Options                              Grant Date
                        Underlying  Granted to     Exercise     Grant        Present
Name                     Options     Employees     Price ($)     Date         Value
----                     -------     ---------     ---------     ----         -----
                         Granted
                         -------

Higgins D. Bailey        217,500        25%         $4.00      2/99-11/99   $  680,000

Donald  Hunter           217,500        25%         $4.00      2/99-11/99   $  680,000

Thomas G. Tachovsky      400,000        47%         $5.00      11/99        $1,260,000

Wellington Ewen           20,000         2%         $4.00       6/99        $   60,000

DIRECTOR COMPENSATION

     Our directors, with the exception of Thomas G. Tachovsky, receive $1,000 for each meeting of the Board attended, $500 for participation in each meeting of the Board by telephonic conference and $500 for participation, in person or by telephonic conference, in each committee meeting, and they are reimbursed for out-of-pocket expenses in attending meetings of the Board of Directors or Committees. Each director receives options to purchase 20,000 shares of our Common Stock for each year of service as a director.

EXECUTIVE EMPLOYMENT AGREEMENTS

     The Company entered an employment agreement with Thomas G. Tachovsky on December 1, 1999 (the "Employment Agreement"), under which Dr. Tachovsky serves as the President and Chief Executive Officer of the Company. Mr. Tachovsky was granted options in conjunction with the Employment Agreement to purchase up to 400,000 shares of Common Stock at a purchase price of $5.00 per share (the "Stock Option Agreement"). Pursuant to the Stock Option Agreement, 100,000 shares shall vest upon the completion of the Phase III-A Clinical Trial and a report submission to the FDA, 150,000 shares shall vest upon the completion of the Phase III-B Clinical Trial and a New Drug Application ("NDA") is submitted to the FDA, and 150,000 shares shall vest upon FDA approval of the NDA. In the event of a change of control, merger or consolidation of the

Company, all unvested options shall become fully vested at the effective date of such merger, consolidation or change of control. The Employment Agreement may be terminated by either party at any time, with or without cause, by providing written notice and is not for any specific period of time. In the event of termination of the Employment Agreement, all non-vested options shall also be terminated.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board held a total of seven meetings during the fiscal year ended December 31, 1999. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board except Daniel L. Azarnoff who was unable to attend two meetings and therefore, attended less than 75% of the aggregate number of meetings of the Board. Mr. Azarnoff does not serve on any committee of the Board of Directors.

     The Company has five standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, the Scientific and Regulatory Committee and the Nominating Committee.

EXECUTIVE COMMITTEE

     The Executive Committee was formed by the Board to attend to and report to the Board on day to day operating, financial, regulatory and other matters. The committee consists of Thomas G. Tachovsky, Higgins D. Bailey and Donald Hunter. The duties of the Executive Committee members are in addition to their duties as members of the Board.

AUDIT COMMITTEE

     The Audit Committee was formed in March, 2000 pursuant to the Audit Committee Charter (the "Charter") which is included with this Proxy Statement. The Audit Committee attends to and reports to the Board with respect to matters regarding the Company's independent public accountants, including, without limitation: annual review of the Charter; recommending to the Board of Directors the firm to be engaged as its independent public accountants for the next fiscal year; reviewing with the Company's independent public accountants the scope and results of its audit and any related management letter; consulting with the independent public accountants and management with regard to the Company's accounting methods and adequacy of its internal accounting controls; approving the professional services rendered by the independent public accountants; reviewing the independence, management consulting services and fees of the independent public accountants; inquiring about significant risks or exposures and methods to minimize such risk; ensuring effective use of audit resources, and preparing and supervising SEC reporting requirements including an annual Audit Committee report to be included in the Proxy Statement for each Annual Meeting beginning with fiscal year 2000. The Audit Committee currently consists of Messrs. Wilson Benjamin and Joseph R. Ianelli, who are the independent members of the Audit Committee and Donald Hunter. The Audit Committee is required meet at least four times in each fiscal year.

COMPENSATION COMMITTEE

     The Compensation Committee was formed by the Board to attend to and report to the Board with respect to the appropriate compensation of directors and executive officers of the Company and is responsible for administering all the Company's employee benefit plans. The Compensation Committee currently consists of Messrs. Donald Hunter, Daniel L. Azarnoff and Thomas G. Tachovsky.

SCIENTIFIC AND REGULATORY COMMITTEE

     The Scientific and Regulatory Committee was formed by the Board to attend to and report to the Board with respect to the planning, implementation and structure of research and development and with respect to the progress and requirements of obtaining regulatory approval for the Company's products. The Scientific and Regulatory Committee currently consists of Messrs. Thomas G. Tachovsky, Joseph R. Ianelli, and James E. Wynn.

NOMINATING COMMITTEE

     The Nominating Committee was formed by the Board to attend to and report to the Board with respect to interviewing, evaluating, nominating and recommending individuals for membership on the Company's Board of Directors and committees and nominating specific individuals to be elected
as officers of the Company.   The Nominating Committee currently consists
of Messrs. Higgins D. Bailey, Donald Hunter and Thomas G. Tachovsky.

              RELATED PARTY AND OTHER MATERIAL TRANSACTIONS


     We sublease approximately 800 square feet of office space from Thomas
T. Anderson, one of our principal Shareholders. The rent on the sublease is $800 per month. We believe this is a competitive lease rate for similar real estate in the area where the office is located.

     In January 1998, we granted Dr. Wynn a non-exclusive right for three years to develop both improved products and new products from our proprietary and confidential information. Improved products are those that contain the same active ingredients as Esterom(R) solution, but that are formulated differently. New products are those which are developed from cocaine or a derivative and are separately patentable. We will have all rights to the improved and new products. Dr. Wynn will receive a two percent royalty on the net commercial sales of any improved products he develops. The royalty percentage on any new products he develops is to be determined through negotiation. If agreement is not reached, the royalty is to be determined by an arbitrator with pharmaceutical industry experience.

     In April 1998 we entered into an agreement, as amended July 21, 1999, with Western Center for Clinical Studies ("WCCS") to assist us in completing the Phase III study and new drug application phase for FDA approval of Esterom(R) solution for limited range of motion associated with shoulder injuries and disorders. We are paying $880,400 over the period from April 1998 through January 5, 2001, and $76,400 per quarter commencing January 2001 and continuing until NDA submission. We also granted WCCS options to purchase an aggregate of 450,000 shares of our Common Stock at $1.50 per share for a term of five years. The options vest at various
times based upon performance.   Daniel L. Azarnoff, M.D.,  a director of
Entropin is also a director of WCCS.

     In November 1999, we entered into an agreement with WCCS to assume our obligations under our agreement with Therapeutic Management, Inc. to perform tasks required to comply with FDA regulations applicable to the conduct, coordination and management of the first Phase III trial. Among other things, WCCS is to select investigators, train clinical site personnel, maintain the master file of all pre-study and study documents, and prepare the Study Report to be submitted to the FDA. We will pay WCCS approximately $350,000 based on completion of certain project goals.

     At the time of the transactions we did not have any independent directors. However, these transactions are believed to be as favorable as obtainable from third parties and were approved by directors who did not have an interest in the transactions.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's directors, its executive officers and persons who own more than 10% of the Company's Common Stock were not required to comply with Section 16(a) of the Exchange Act of 1934 during the last fiscal year.


                               PROPOSAL 3
            RATIFICATION OF THE 1998 COMPENSATORY STOCK PLAN
   AND AN AMENDMENT INCREASING THE MAXIMUM AGGREGATE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER TO 500,000 SHARES OF COMMON STOCK

COMPENSATORY STOCK PLAN

     In September 1998 our board of directors authorized the 1998 Stock Compensatory Plan (the "Plan") which provides for the grant of: (1) shares of Common Stock as a bonus; and (2) options exercisable to purchase Common Stock which may be granted in the discretion of the Board as either "qualified incentive stock options" within the meaning of Section 422 of the United States Internal Revenue Code of 1986 (the "Code"), or "nonqualified stock options." Incentive stock options are issuable only to:
(i) employees (including officers and directors) of the Company; (ii) consultants or independent contractors who are employed by the Company and
who provide valuable services to the Company ("Eligible Persons").   There
are currently seventeen Eligible Persons. The purposes of the plan are to attract and retain the best available personnel, and to provide additional incentives to Eligible Persons, which will subsequently promote the success of our business and the interests of Shareholders.

     We have reserved 300,000 shares of Common Stock for issuance under the Plan, which is administered by the Compensation Committee and the Board of Directors. Under the Plan, the Board of Directors determines which individuals will receive options or bonus shares, the time period during which options may be partially or fully exercised, the number of shares of Common Stock that may be purchased under each option and the option price. Options granted under the plan are generally exercisable for a period of five years from the date of grant at an exercise price not less than the
fair market value of the shares at the date of grant.   In the case of
Control Persons, the exercise price for Qualified Options is not less than 110% of the fair market value. Options granted under the plan generally vest over a one to three year period from the date of the grant.

     While future issuances are indeterminable, in the most recent fiscal year we have issued 8,031 bonus shares for services and granted no options under the Plan. Shareholder ratification of the Plan is required to allow options granted under the Plan to be "Qualified Options." After ratification, the majority of issuances under the Plan will be "Qualified Options" so that recipients will receive more favorable tax consequences. Under Proposal 3, both the Compensatory Stock Plan and the amendment to increase the number of shares available under this plan to 500,000 shares of Common Stock are to be ratified by Shareholders.

     The Board of Directors has voted to authorize an amendment to Section
1.2 (a) of the Compensatory Stock Plan and to recommend such proposed amendment to the Shareholders for adoption. A copy of the Compensatory Stock Plan, as proposed to be amended, is attached hereto and incorporated herein by this reference. If this proposal is adopted by the Shareholders,
Section 1.2 (a) of the Compensatory Stock Plan will be amended to read as follows:

     (a) DESCRIPTION OF STOCK AND MAXIMUM SHARE ALLOCATED. The shares of stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan are shares of the Company's Common Stock, $.001 par value per share (the "Stock"), which may be either unissued or treasury shares. The Company may not issue more than 500,000 shares of Stock pursuant to the Plan, unless the Plan is amended as provided in SECTION 1.3 or the maximum number of shares subject to the Plan is adjusted as provided in SECTION 3.1.

     Pursuant to Section 1.3 (a) of the Compensatory Stock Plan, this amendment requires an affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the Annual Meeting. This Proposal 3 shall become effective on the date of such affirmative vote by the Shareholders.

     THE BOARD OF DIRECTORS BELIEVES THAT PROPOSAL 3 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE

FOR APPROVAL OF PROPOSAL 3.

     It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.


                               PROPOSAL 4
            RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected Causey Demgen & Moore, Inc. to serve as independent accountants for the Company for the fiscal year ending December 31, 2000. Such firm has examined the financial statements of the Company since the Company's inception. The Board of Directors considers Causey Demgen & Moore, Inc. to be well qualified.

     Although it is not required to do so, the Board of Directors is submitting its selection of the Company's independent accountants for ratification at the Annual Meeting in order to ascertain the views of Shareholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.



     THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF CAUSEY DEMGEN & MOORE, INC. TO EXAMINE THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

     It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

     A representative of Causey Demgen & Moore, Inc. will be present at the Meeting with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

                  FINANCIAL STATEMENTS AND INFORMATION

     The financial statements for the fiscal year ended December 31, 1999 were included in the Company's Form 10-KSB filed with the SEC on March 30, 2000, which is included with this Proxy Statement.

                  SHAREHOLDER PROPOSALS TO BE PRESENTED
                       AT THE NEXT ANNUAL MEETING

     Shareholders interested in presenting a proposal for consideration at the Company's Annual

Meeting of Shareholders in the year 2001 (the "2001 Annual Meeting") may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To be eligible for inclusion in the Company's 2001 proxy statement, shareholder proposals must be received by the Company's Secretary no later than February 13, 2001.
Under the rules of the Securities and Exchange Commission, Shareholders submitting such proposals are required to have held shares of the Company's Common Stock amounting to at least $2,000 in market value or one percent of the Common Stock outstanding for at least one year prior to the date on which such proposals are submitted. Further, such Shareholders must continue to own at least that amount of the Company's Common Stock through the date on which the Annual Meeting is held.


                      TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgement.

                              By Order of the Board of Directors

                              __________________________________________
                              Higgins D. Bailey, Chairman of the Board

                         AUDIT COMMITTEE CHARTER

     The Audit Committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

     In meeting its responsibilities, the Audit Committee is expected to:

1. Provide an open avenue of communication between the independent accountant and the board of directors and the financial management of the Company.

2.   Review and update the Committee's charter annually.

3. Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, review and evaluate the performance of the independent accountant and approve the discharge of the independent accountant, where appropriate.

4. Confirm and assure the independence of the independent accountant, including a review of management consulting services and related fees provided by the independent accountant, requesting a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independence Standards Board Standard 1, recommending to the board of directors appropriate action to ensure the independence of the independent accountant.

5. Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

6. Consider, in consultation with the independent accountant, the audit scope and plan of the independent accountant.

7. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

8. Review with management and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

9. Consider and review with the independent accountant and the financial management of the Company:

          a. The adequacy of the Company's internal controls including computerized information system controls and security.

          b. Any related significant findings and recommendations of the independent accountant together with management's responses thereto.

10. Review with management and the independent accountant at the completion of the annual examination:

          a.   The Company's annual financial statements and related footnotes.

          b. The independent accountant's audit of the financial statements and its report thereon.

          c. Any significant changes required in the independent accountant's audit plan.

          d. Any serious difficulties or disputes with management encountered during the course of the audit.

          e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

11.  Consider and review with management:

          a. Significant findings during the year and management's responses thereto.

          b. Any difficulties encountered in the course of the audits, including any restrictions on the scope of the work or access to required information.

          c.   Any changes required in the planned scope of the audit plan.

12. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

13. Review with management and the independent accountant the interim financial report before it is filed with the SEC or other regulators.

14. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the independent accountant.

15. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

16. Meet with the independent accountant and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

17. Report Committee actions to the board of directors with such recommendations as the Committee may deem appropriate.

18. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

19. Prepare a report, as prescribed by SEC Rules, to be included in the Company's annual proxy or information statement, stating, among other things:

          a. whether the Committee has reviewed and discussed the audited financial statements with management;

          b. whether the Committee has discussed with the independent accountant the matters required to be discussed by SAS 61, as modified or supplemented;

          c. whether the Committee has received the written disclosures and the letter from the independent accountant required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and

          d. whether the Committee has discussed with the independent accountant the independent accountant's independence;

          e. whether, based upon the review and discussions in subparagraphs a. through d., above, the Committee recommended to the board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC; and

          f. the name of each member of the Committee below the above information in the Report.

20. The Audit Committee shall consult with the independent accountant to ensure that the independent accountant reviews the financial information included in the Company's Quarterly Reports on Form 10-Q or 10-QSB prior to the Company's filing such reports with the SEC.

21. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the con-duct of any investigation.

22. The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

23. The Committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the board or directors.

     The membership of the Audit Committee shall consist of at least two members, a majority of which shall be independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit Committee members and the Committee chairman shall be designated by the full board of directors.

     The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the board of directors.

                             ENTROPIN, INC.
                      1998 COMPENSATORY STOCK PLAN

                                ARTICLE I

     1.1  PURPOSE OR PLAN; TERM.

          (a) ADOPTION. On September 11, 1998 (the "Adoption Date"), the Board of Directors (the "Board") of Entropin, Inc., a Colorado corporation (the "Company"), adopted this stock option plan to be known as the 1998 Compensatory Stock Plan (the "Plan").

          (b) DEFINED TERMS. All initially capitalized terms used hereby shall have the meaning set forth in ARTICLE IV hereto.

          (c)  GENERAL PURPOSE.   This 1998 Compensatory Stock Plan is
intended to encourage stock ownership by employees, officers, directors of and consultants to Entropin, Inc. and its controlled, affiliated subsidiary corporations (collectively, the "Company"), so that they may acquire or increase their proprietary interest in the Company, and is intended to facilitate the Company's efforts to (i) induce qualified persons to become employees or officers of or consultants to the Company; (ii) compensate employees, officers, directors and consultants for services to the Company; and (iii) encourage such persons to remain in the employ of or associated with the Company and to put forth maximum efforts for the success of the Company. Such purpose shall be accomplished by providing for the discretionary granting of options to acquire the Company's Stock ("Options"), the direct granting of the Company's Stock ("Stock Awards"), and the granting of stock appreciation rights ("SARs"), (Stock Awards and SARs shall be collectively referred to herein as "Awards").

          (d) CHARACTER OF OPTIONS. Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as an "incentive stock option" as defined in Code section 422 ("Incentive Stock Option") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be non-qualified options.

          (e) RULE 16b-3 PLAN. The Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Securities Exchange Act of 1934 (the "Act"). In such instance, to the extent any provision of the Plan or action by a Committee or the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or such Committee. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

          (f) DURATION OF PLAN. The term of the Plan is 10 years, commencing on the date of adoption of the original Plan by the Board as specified in SECTION 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

     1.2  STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN.

          (a) DESCRIPTION OF STOCK AND MAXIMUM SHARES ALLOCATED. The shares of stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan are shares of the Company's Common Stock, $.001 par value per share (the "Stock"), which may be either unissued or treasury shares. The Company may not issue more than 300,000 shares of Stock pursuant to the Plan, unless the Plan is amended as provided in SECTION 1.3 or the maximum number of shares subject to the Plan is adjusted as provided in SECTION 3.1.

          (b) CALCULATION OF AVAILABLE SHARES. The number of shares of Stock available under the Plan shall be reduced: (i) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon exercise of an Option; and, (ii) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon the grant of a Stock Award or the exercise of an SAR.

          (c) RESTORATION OF UNPURCHASED SHARES. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

     1.3  APPROVAL; AMENDMENTS.

          (a) APPROVAL BY STOCKHOLDERS. The Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. The date such stockholder approval has been obtained shall be referred to herein as the "Effective Date."

          (b) COMMENCEMENT OF PLAN. The Plan is effective immediately, but if the Plan is not approved by the stockholders within 12 months after its adoption by the Board, all Incentive Stock Options made thereunder
shall lose their status as incentive stock options as defined in   Section
422(b) of the Code, and shall automatically become non-qualified stock options; provided, however, that the failure to adopt the Plan by shareholders shall not effect any non-qualified options and Awards previously granted herein.

          (c) AMENDMENTS TO PLAN. The Board may, without action on the part of the Company's stockholders, terminate or make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Option outstanding under the Plan, except as provided in Paragraph 1.3 (b), and further provided that, except as provided in ARTICLE III hereof, the Board may not, without the approval of the Company's stockholders: (i) increase the aggregate number of shares of Stock subject to the Plan; (ii) reduce the exercise price at which Options may be granted or the exercise price at which any outstanding Option may be exercised; (iii) extend the term of the Plan;
(iv) change the class of persons eligible to receive Options or Awards under the Plan; or, (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's stockholders and (B) each such Option or Award granted does not become exercisable or vested, in whole or in part, at any time prior to the obtaining of such stockholder approval.

                               ARTICLE II

     2.1  PARTICIPANTS; ADMINISTRATION.

          (a) ELIGIBILITY AND PARTICIPATION. Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are:
(i) employees (including officers and directors) of the Company or Parent or Subsidiary Corporations; or, (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that Incentive Stock Options may only be granted to employees of the Company (and its Parent or Subsidiary Corporations). The Committee shall have full authority to determine which Eligible Persons are to receive Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Option is to be an Incentive Stock Option, the time or times at which each such Option is to become exercisable, and the maximum term for which the Option is to be outstanding. The Committee shall also have full authority to determine which Eligible Persons are to receive Awards and the conditions relating to such Award.

          (b) GENERAL ADMINISTRATION. The Plan shall be administered by the Compensation Committee which shall make recommendations to the Board of Directors with respect to the grant of Options and Awards. The Board of Directors retains complete authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant Options and Awards pursuant to the Plan. The Committee shall administer the Plan and make recommendations to the Board concerning the following: exercise of all powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan: to determine the vesting schedule and other restrictions, if any, relating to Options and Awards; to determine the Option Price; to determine the persons to whom, and the time or times at which, Options and Awards shall be granted; to determine the number of shares to be covered by each Option or Award; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

          (c) Options and Awards granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

          (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.

          (e) In designating and selecting Eligible Persons for participation in the Plan, the Committee shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. The Committee also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

     2.2  TERMS AND CONDITIONS OF OPTIONS.

          (a) ALLOTMENT OF SHARES. The Committee shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of a Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Awards under this Plan or any other stock option plan of the Company.

          (b) EXERCISE PRICE. Upon the grant of any Option, the Committee shall specify the option price per share. If the Option is intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 100 percent of the fair market value per share of the stock on the date the Option is granted (110 percent if the Option is granted to a stockholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). If the Option is not intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 85 percent of the fair market value per share of the stock on the date the Option is granted. The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of SECTION 3.5 hereof.

          (c) INDIVIDUAL STOCK OPTION AGREEMENTS. Options granted under the Plan shall be evidenced by option agreements in such form and content as the Committee from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this SECTION 2.2. As determined by the Committee, each option agreement shall state: (i) the total number of shares to which it pertains; (ii) the exercise price for the shares covered by the Option; (iii) the time at which the Options vest and become exercisable;

and, (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as the Committee deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

          (d) OPTION PERIOD. No Option granted under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. An Option may be exercised in full or in part at any time or from time to time during the term of the Option or provide for its exercise in stated installments at stated times during the Option's term.

          (e) VESTING; LIMITATIONS. The time at which Options vest with respect to an Optionholder shall be in the discretion of that Optionholder's Committee; provided that no Options shall vest prior to the Effective Date. Notwithstanding the foregoing, to the extent a Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its Parent or Subsidiary Corporations) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

          (f) NO FRACTIONAL SHARES. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Option granted under the Plan.

          (g) METHOD OF EXERCISE. To exercise a Option, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may
be) must take the following action:

               (i) execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Option specifying the number of shares of Stock with respect to which the Option is being exercised;

               (ii) pay the aggregate Option Price in one of the alternate forms as set forth in SECTION 2.2(h) below; and,

               (iii) furnish appropriate documentation that the person or persons exercising the Option (if other than the Optionholder) has the right to exercise such Option.

     As soon as practical after the Exercise Date, the Company will mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Option under the Plan) a certificate or certificates representing the Stock acquired upon exercise of the Option.

          (h) PAYMENT PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

               (i) Full payment in cash or check made payable to the Company's order;

               (ii) At the Company's option, full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with SECTION 3.5 hereof); or,

               (iii) At the Company's option, if a cashless exercise Plan has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

          (i) RIGHTS OF A STOCKHOLDER. An Optionholder shall not have any of the rights of a stockholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

          (j) REPURCHASE RIGHT. The Committee may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to a Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Committee may specify in a stock repurchase agreement in such form and content as the Committee may approve evidencing such right. The Committee may also in its discretion establish as a term and condition of one or more Options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the Optionholder of any shares of Stock issued upon the exercise of such Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in a stock repurchase agreement.

          (k) TERMINATION OF SERVICE. If any Optionholder ceases to be in Service to the Company for a reason other than permanent disability or death, such Optionholder must, within 90 days after the date of termination of such Service, but in no event after the Option's stated expiration date, exercise some or all of the Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that if the Optionholder is discharged for Cause or commits acts detrimental to the Company's interests after the Service of the Optionholder has been terminated, then the Option will thereafter be void for all purposes. "Cause" shall mean a termination of Service based upon a finding by the applicable Committee that the Optionholder: (i) has committed a felony involving dishonesty, fraud, theft or embezzlement; (ii) after written notice from the Company, has repeatedly failed or refused, in a material respect, to follow reasonable policies or directives established by the Company; (iii) after written notice from the Company, has willfully and persistently failed to attend to material duties or obligations; (iv) has performed an act or failed to act, which, if he were prosecuted and convicted, would constitute a theft of money or property of the Company; or, (v) has misrepresented or concealed a material fact for purposes of securing employment with the Company. If any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code (as determined by the applicable Committee), the Optionholder will have 12 months after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Options, to exercise Options that the Optionholders was entitled to exercise on the date the Optionholder's Service terminated as a result of the disability.

          (l) DEATH OF OPTIONHOLDER. If an Optionholder dies while in the Company's Service, any Options that the Optionholder was entitled to exercise on the date of death will be exercisable within the six-month period following the date of issuance of letters testamentary or letters of administration of a deceased Optionholder, in the case of the Optionholder's death during his employment by the Company, but not later than one year after the Optionholder's death or until the stated expiration date of the Optionholder's Option, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option Price, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and mall be delivered to the successors.

          (m) OTHER PLAN PROVISIONS STILL APPLICABLE. If a Option is exercised upon the termination of Service or death of an Optionholder under this SECTION 2.2, the other provisions of the Plan will continue to apply to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

          (n) DEFINITION OF "SERVICE". For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder is deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of the applicable Committee, an Optionholder will be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder will be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

     2.3  TERMS AND CONDITIONS OF STOCK AWARDS.

          (a) ELIGIBILITY. All Eligible Persons shall be eligible to receive Stock Awards. The Committee shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person. Except as provided otherwise in this Plan, the grant of a Stock Award to a person (a "Grantee") shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

          (b) AWARD FOR SERVICES RENDERED. Stock Awards shall be granted in recognition of an Eligible Person's services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable corporate law, employment tax and/or income tax withholding requirements.

          (c) CONDITIONS TO AWARD. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the Committee deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Committee may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.

          (d) AWARD AGREEMENTS. The Committee may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Committee from time to time approves.

     2.4  TERMS AND CONDITIONS OF SARS.

          (a)  ELIGIBILITY.  All Eligible Persons shall be eligible to
receive SARs.   The Committee shall determine the SARs to be awarded from
time to time to any Eligible Person. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

          (b) AWARD OF SARS. Concurrently with or subsequent to the grant of any Option to purchase one or more shares of Stock, the Committee may award to the Optionholder with respect to each share of Stock, underlying the Option, a related SAR permitting the Optionholder to be paid any appreciation on that Stock in lieu of exercising the Option. In addition, a Committee may award to any Eligible Person a SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

          (c) CONDITIONS TO SAR. All SARs shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. The Committee may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

          (d) SAR AGREEMENTS. The Committee may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Committee from time to time approves.

          (e) EXERCISE. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified in the SAR agreement by the Committee.

          (f) AMOUNT OF PAYMENT. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

          (g) FORM OF PAYMENT. The SAR may be paid in either cash or Stock, as determined in the discretion of the Committee and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to SECTION 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

          (h) TERMINATION OF EMPLOYMENT; DEATH. SECTIONS 2.2(k) AND (1), applicable to Options, shall apply equally to SARs.

                               ARTICLE III

     3.1 CAPITAL ADJUSTMENTS. The aggregate number of shares of Stock subject to the Plan, the number of shares of Stock covered by outstanding Options and Awards, and the price per share stated in all outstanding Options and Awards shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

     3.2 MERGERS, ETC. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in SECTION 3.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

     3.3 CORPORATE TRANSACTION. In the event of stockholder approval of a Corporate Transaction, the Committee shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Options or Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

     3.4  CHANGE IN CONTROL.

          (a) In the event of a Change in Control, the Committee shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. The Committee may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

          (b) INCENTIVE STOCK OPTION LIMITS. The exercisability of any Options which are intended to qualify as Incentive Stock Options and which are accelerated by the Committee in connection with a pending Corporation Transaction or Change in Control shall, except as otherwise provided in the discretion of the Committee and the Optionholder, remain subject to the $100,000 Limitation and vest as quickly as possible without violating the $100,000 Limitation.

     3.5 CALCULATION OF FAIR MARKET VALUE OF STOCK. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

          (a) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

          (b) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (c) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

     3.6 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

     3.7 CANCELLATION OF OPTIONS. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Options granted under the Plan by that Committee and to grant in substitution therefore new Options under the Plan covering the same or different numbers of shares of Stock as long as such new Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in
SECTION 2.2(b) hereof on the new grant date.

     3.8 REGULATORY APPROVALS. The implementation of the Plan, granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

     3.9 INDEMNIFICATION. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

     3.10 PLAN NOT EXCLUSIVE. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted hy applicable law, any such other option, warrants or awards may he issued by the Company other than pursuant to this Plan without shareholder approval.

     3.11 COMPANY RIGHTS. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     3.12 ASSIGNMENT. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. No Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. Notwithstanding the foregoing, any Options or Awards granted pursuant to the Plan may be assigned, encumbered or otherwise transferred by the Optionholder or grantee if specifically allowed by the Committee upon the grant of such Option or Award. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders. the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

     3.13 SECURITIES REGISTRATION.

          (a) LEGEND ON CERTIFICATES. All certificates representing shares of Stock issued under the Plan shall be endorsed with a legend reading as follows:

     The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not he sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          (b) PRIVATE OFFERING FOR INVESTMENT ONLY. The Options and Awards are and shall be made available only to a limited number of present and future executives, directors, employees and/or consultants who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's employees. By the act of accepting an Option or Award, each grantee agrees: (i) that, any shares of Stock acquired will be solely for investment not with any intention to resell or redistribute those shares; and, (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

          (c) REGISTRATION STATEMENT. If a Registration Statement covering the shares of Stock issuable under the Plan as filed under the Securities Exchange Act of 1933, as amended, and as declared effective by the Securities Exchange Commission, the provisions of SECTIONS 3.13(a) AND
(b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

     3.14 TAX WITHHOLDING.

          (a) GENERAL. The Company's obligation to deliver Stock under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

          (b) SHARES TO PAY FOR WITHHOLDING. The Board may, in its discretion and in accordance with the provisions of this SECTION 3.14(b) and such supplemental roles as it may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all Optionholders or Grantees with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders or Grantees in connection with the receipt of Stock ("Taxes"). Such right may be provided to any such Optionholder or Grantee in either or both of the following formats:

               (i) STOCK WITHHOLDING. An Optionholder or Grantee may be provided with the election, which may be subject to approval by the Committee, to have the Company withhold, from the Stock otherwise issuable, a portion of those shares of Stock with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed 100 percent) designated by the Optionholder or Grantee.

               (ii) STOCK DELIVERY. The Board may, in its discretion, provide the Optionholder or Grantee with the election to deliver to the Company, at the time the Option is exercised or Stock is awarded, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of applicable taxes incurred in connection with such Option exercise or Stock Award (not to exceed 100 percent) designated by the Optionholder or Grantee.

     3.15 GOVERNING LAW. The Plan shall be governed by and all questions hereunder shall he determined in accordance with the laws of the State of Colorado.

                               ARTICLE IV
                               DEFINITIONS

     The following capitalized terms used in this Plan shall have the meaning described below:

"AFFILIATES" shall mean all "executive officers" (as that term is defined in Rule 16a-1(f) promulgated under the Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

"AWARD" shall mean a Stock Award or SAR under the Plan.

"BOARD" shall mean the Board of Directors of the Company.

"CHANGE IN CONTROL" shall mean and include the following transactions or situations:

     (a) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this Section, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the Act). For purposes of this Section, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company.

     (b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

     (c) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least 30 percent of the combined, voting power of the Company's then outstanding securities. For purposes of this Section, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

     (d) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the Beneficial Owners of securities of the surviving corporation representing at least 50 percent of the combined voting power of the surviving corporation's then outstanding securities.

     (e) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

     (f) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule l4A of Regulation 14A promulgated under the Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement.

     Notwithstanding any provision hereof to the contrary, the filing of a proceeding for the reorganization of the Company under Chapter 11 of the General Bankruptcy Code or any successor or other statute of similar import shall not be deemed to be a Change of Control for purposes of this Plan.

"CODE" shall mean the internal Revenue Code of 1986, as amended.

"COMMITTEE" shall mean the Compensation Committee appointed by the Board, if one has been appointed. If no Committee has been appointed, the term "Committee" shall mean the Board.

"COMPANY" shall mean Entropin, Inc., a Colorado corporation.

"CORPORATE TRANSACTION" shall mean: (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated; (b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company; or, (c) any reverse merger in which the Company is the surviving entity hut in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

"EFFECTIVE DATE" shall mean the date that the Plan has been approved by the Stockholders as required by SECTION 1 3(a) hereof.

"ELIGIBLE PERSONS" shall mean, with respect to the Plan, those persons who, at the time that the Option or Award is granted, are (i) employees (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to The Company or Parent or Subsidiary Corporations.

"EXERCISE DATE" shall be the date on which written notice of the exercise of an Option is delivered to the Company in accordance with the requirements of the Plan.

"GRANTEE" shall mean an Eligible Person that has received an Award.

"INCENTIVE STOCK OPTION" shall mean a Option that is intended to qualify as an "Incentive stock option" under Code section 422.

"NON-AFFILIATES" shall mean all persons who are not Affiliates.

"NON-EMPLOYEE DIRECTOR" shall have the same meaning as ascribed under Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended.


"$100,000 LIMITATION" shall mean the limitation in which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

"OPTIONHOLDER" shall mean an Eligible Person or Eligible Director to whom Options have been granted.

"OPTIONED SHARES" shall be those shares of Stock to be optioned from time to time to any Eligible Person or Directors.

"OPTION PRICE" shall mean the option price per share as specified by the Committee or by the terms of the Plan.

"OPTIONS" shall mean options granted under the Plan to acquire Stock.

"PARENT" OR "PARENT Corporation" shall mean any corporation as defined in
Section 424(e) of the Code, with respect to the Corporation.

"PLAN" shall mean The 1998 Compensatory Stock Plan for the Company.

"SAR" shall mean stock appreciation rights granted pursuant to SECTION 2.4 hereof.

"SERVICE" shall have the meaning set forth in SECTION 2.2(n) hereof.

"STOCK" shall mean shares of the Company's Common Stock, $.00001 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

"STOCK AWARDS" shall mean Stock directly granted under the Plan.

"SUBSIDIARY CORPORATION" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

EXECUTED as of the ___ day of __________, 1998.

                                        Entropin, Inc.



                                        By:   /s/ Higgins D. Bailey
                                             ---------------------------
                                        Name:  Higgins D. Bailey
                                             ---------------------------
                                        Its:    Chairman of the Board
                                             --------------------------

                             ENTROPIN, INC.                        [date]
__________________________________________________________________________
              PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                   SOLICITED BY THE BOARD OF DIRECTORS
__________________________________________________________________________
     The undersigned hereby appoints Higgins D. Bailey and Thomas G. Tachovsky, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock of Entropin, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Co 80202 on Wednesday, June 14, 2000 at 8:00 A.M. Mountain Daylight Time, and at any adjournment thereof (i) as hereinafter specified upon the proposal listed on the reverse side and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (ii) in their discretion upon such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED IN FAVOR OF ALL PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     A vote FOR the following proposals is recommended by the Board of
Directors:

     1. To authorize the Company's Board of Directors to amend the Articles of Incorporation to modify the lengths of the terms of the directors of the Company;

                    [   ] FOR [   ] AGAINST  [   ] ABSTAIN

     2. To elect seven directors as proposed in the Proxy Statement to such terms as will be required by the Articles of Incorporation as may be amended by Proposal 1, above;

Thomas G. Tachovsky, Ph.D.         [   ] FOR [   ] AGAINST  [   ] ABSTAIN
Higgins D. Bailey, Ed.D.           [   ] FOR [   ] AGAINST  [   ] ABSTAIN
Donald Hunter                      [   ] FOR [   ] AGAINST  [   ] ABSTAIN
Daniel L. Azarnoff, M.D.           [   ] FOR [   ] AGAINST  [   ] ABSTAIN
James E. Wynn, Ph.D.               [   ] FOR [   ] AGAINST  [   ] ABSTAIN
Wilson Benjamin                    [   ] FOR [   ] AGAINST  [   ] ABSTAIN
Joseph R. Ianelli                  [   ] FOR [   ] AGAINST  [   ] ABSTAIN

     3. To ratify the 1998 Compensatory Stock Plan and an amendment increasing the maximum aggregate number of shares reserved for issuance thereunder to 500,000 shares of Common Stock;

                    [   ] FOR [   ] AGAINST  [   ] ABSTAIN

     4. To ratify the selection of Causey Demgen & Moore, Inc. as independent auditors of the Company for the year ending December 31, 2000;

                    [   ] FOR [   ] AGAINST  [   ] ABSTAIN
               CONTINUED AND TO BE SIGNED ON REVERSE SIDE

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW. [     ]

     ______________________________________
     ______________________________________
     ______________________________________
     ______________________________________

     Even if you are planning to attend the meeting in person, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the meeting.

DO YOU PLAN TO ATTEND THE ANNUAL MEETING:    [   ]   YES      [   ] NO

     Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the president or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased shareholder should give their title. Please date the Proxy.

Signature(s)   __________________________________ Date: ________________

               __________________________________ Date: ________________